UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 28, 2009

InovaChem, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-52865	26-1946130
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)
c/o Polymed Therapeutics
3040 Post Oak Boulevard, Suite 1110
Houston, Texas 77056
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

713.777.7088
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. ITEM 4.01.	Matters Related to Accountants and Financial Statements CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)  Previous Independent Registered Accountants

(i) On December 28, 2009 the Board of Directors of InovaChem, Inc. (the”Company”) approved the dismissal of Salberg & Company, P.A. (“SalbergCo”) as the Company’s principal independent registered public accountants.

(ii) SalbergCo was the independent registered public accounting firm for the Company’s financial statement periods from February 11, 2008 (inception) to September 30, 2008 and for the interim periods since then. The report of SalbergCo’s on the Company’s financial statements from February 11, 2008 (inception)  to September 30, 2008 did not, (a) contain an adverse opinion or disclaimer of opinion, (b) was not modified as to uncertainty, audit scope, or accounting principles, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern,   or (c) did not contain any disagreements on any matters of accounting principles or practices financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SalbergCo would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-K occurred during the period in which SalbergCo served as the Company’s principal independent accountants.

(iii) The Company has provided a copy of this disclosure to SalbergCo and requested that SalbergCo furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from SalbergCo addressed to the SEC dated December 28, 2009 is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Registered Public Accountants

(i) The Company engaged Webb & Company, P.A. of Boynton Beach, Florida, as its principal independent registered public accountants as of December 28, 2009.

(ii) The Company did not consult with Webb & Company, P.A.  regarding either  the application of accounting principles to a specific transaction, either completed or proposed, or  the type of audit opinion that might be rendered  on the Company’s financial statements;

(iii) Neither a written report nor oral advice was provided to the Company by Webb & Company, P.A. that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

 (iv) The Company did not consult Webb & Company, P.A. regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K and related instructions.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

NUMBER	EXHIBIT

16.1	Letter from Salberg & Company, P.A. to the Securities and Exchange Commission, dated December 28, 2009, on the change in the independent registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVACHEM, INC.

By: /s/ Henry Toh
Henry Toh
Executive Vice President of Corporate Development, Director

Dated: December 28, 2009